UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prologis, L.P. (the “Operating Partnership”) expects that it will close the issuance and sale of the Notes (defined below) on June 28, 2023. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On June 26, 2023, the Operating Partnership priced an offering of $750,000,000 aggregate principal amount of its 4.875% Notes due 2028 (the “2028 Notes”), $750,000,000 aggregate principal amount of its 5.125% Notes due 2034 (the “2034 Notes”) and an additional $500,000,000 aggregate principal amount of its 5.250% Notes due 2053 (the “2053 Notes,” together with the 2028 Notes and the 2034 Notes, the “Notes”). In connection with the offering, the Operating Partnership entered into an Underwriting Agreement, dated June 26, 2023 (the “Underwriting Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and TD Securities (USA) LLC and the other underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The 2053 Notes constitute a further issuance of the Operating Partnership’s 5.250% notes due 2053, of which $450,000,000 aggregate principal amount was issued on March 30, 2023 (the “Existing 2053 Notes”). The 2053 Notes will form a single series with, and have the same terms as, the Existing 2053 Notes (other than the initial offering price and the issue date). Upon settlement, the 2053 Notes will have the same CUSIP/ISIN number and will trade interchangeably with the Existing 2053 Notes. Immediately after giving effect to the issuance of the 2053 Notes, the Operating Partnership will have $950,000,000 aggregate principal amount of 5.250% notes due 2053 outstanding.

The Notes are being issued under an indenture, dated as of June 8, 2011 (the “Base Indenture”), among Prologis, Inc. (the “Parent”), the Operating Partnership and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, as supplemented by the fifth supplemental indenture, dated as of August 15, 2013 (the Base Indenture, as supplemented by the fifth supplemental indenture, the “Indenture”).

The net proceeds to the Operating Partnership from the sale of the Notes, after the Underwriters’ discount and offering expenses, are estimated to be approximately $1.97 billion. The Operating Partnership intends to use the net proceeds from the offering of the notes for general corporate purposes, including to fund a portion of the acquisition of real estate assets announced on June 26, 2023 and the repayment of any borrowings under the Operating Partnership’s global lines of credit for the closing of the acquisition.

The 2028 Notes will bear interest at a rate of 4.875% per annum and mature on June 15, 2028. The 2034 Notes will bear interest at a rate of 5.125% per annum and mature on January 15, 2034. The 2053 Notes will bear interest at a rate of 5.250% per annum and mature on June 15, 2053. The Notes will be senior unsecured obligations of the Operating Partnership.

The 2028 Notes, the 2034 Notes, and the 2053 Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on May 15, 2028, in the case of the 2028 Notes, October 15, 2033, in the case of the 2034 Notes, and December 15, 2052, in the case of the 2053 Notes (each, the “Applicable Par Call Date” as to the applicable series of Notes) (in each case exclusive of interest accrued to the redemption date), discounted to the redemption date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points, in the case of the 2028 Notes, 25 basis points, in the case of the 2034 Notes, and 25 basis points, in the case of the 2053 Notes. In addition, on or after the Applicable Par Call Date, each series of Notes will be redeemable in whole at any time or in part from time to time, at the Operating Partnership’s option, at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed. In each case, accrued and unpaid interest, if any, will be paid on the Notes being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries’ ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-267431) that the Operating Partnership, the Parent and certain of their wholly-owned subsidiaries filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Operating Partnership, the Parent and certain of their wholly-owned subsidiaries pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated June 26, 2023, and base prospectus, dated September 15, 2022, relating to the public offering of the Notes, the Operating Partnership is filing the Underwriting Agreement, the form of the Notes and certain other exhibits with this Current Report on Form 8-K as exhibits to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 26, 2023, between Prologis, L.P., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, TD Securities (USA) LLC, and the other underwriters named in Schedule A thereto.

4.1	Form of Officers’ Certificate related to the 4.875% Notes due 2028.

4.2	Form of 4.875% Notes due 2028.

4.3	Form of Officers’ Certificate related to the 5.125% Notes due 2034.

4.4	Form of 5.125% Notes due 2034.

4.5	Form of Officers’ Certificate related to the 5.250% Notes due 2053.

4.6	Form of 5.250% Notes due 2053.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: June 28, 2023	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Managing Director and Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: June 28, 2023	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Managing Director and Deputy General Counsel